SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2006

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation) 383 Route 46 West, Fairfield, New Jersey (Address of principal executive offices)	0-31680 (Commission File Number)	22-2581418 (IRS Employer Identification No.) 07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        Bradley Pharmaceuticals, Inc. (“Bradley”) issued a press release on July 20, 2006 to describe a letter it received on July 18, 2006 from Costa Brava Partnership III L.P. (“Costa Brava”) wherein Costa Brava notified Bradley of Costa Brava’s intention to nominate three directors for election at Bradley’s rescheduled Annual Meeting. Costa Brava indicated that if the Nominating and Corporate Governance Committee determines not to accept Costa Brava’s three nominees as part of Bradley’s slate, Costa Brava intends to nominate these individuals for election as directors and to solicit proxies for their election. Bradley is evaluating the matter and will respond in due course. Bradley’s press release is furnished herein as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 99.1	Description Press Release dated July 20, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By:	/s/ R. Brent Lenczycki, CPA Vice President and Chief Financial Officer

Dated: July 20, 2006